POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz,, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  July 11, 2002                /s/ Jeffrey H. Smulyan
                                       Jeffrey H. Smulyan

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  July 11, 2002                 /s/ Walter Z. Berger
                                        Walter Z. Berger

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  July 11, 2002                /s/ Lawrence B. Sorrel
                                       Lawrence B. Sorrel

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  July 11, 2002               /s/ Richard A. Leventhal
                                      Richard A. Leventhal

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  July 11, 2002                   /s/ Susan B. Bayh
                                          Susan B. Bayh

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  July 11, 2002                  /s/ Gary L. Kaseff
                                         Gary L. Kaseff

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's Stock 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  July 11, 2002                 /s/ Greg A. Nathanson
                                        Greg A. Nathanson

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter
Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to the Company's 2002 Equity Compensation Plan and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  July 11, 2002                   /s/ Frank V. Sica
                                          Frank V. Sica